Exhibit 21
 THERMO FISHER SCIENTIFIC INC.

NAME	STATE OR JURISDICTION OF ORGANIZATION
0972792 B.C. LTD	Canada
236 Perinton Parkway, LLC	New York
27 Forge Parkway LLC	Delaware
Abgene Inc.	Delaware
Abgene Limited	England
ABII 2 Limited	England
ACI Holdings Inc.	New York
Acoustic Cytometry Systems, Inc.	Delaware
AcroMetrix LLC	California
Acros Organics BV	Belgium
Acurian, Inc.	Delaware
Advanced Biotechnologies Limited	England
Advanced Scientifics International, Inc.	Pennsylvania
Advanced Scientifics, Inc.	Pennsylvania
Affymetrix Biotech Shanghai Ltd	China
Affymetrix Japan K.K.	Japan
Affymetrix UK Ltd	England
Affymetrix, Inc	Delaware
Alchematrix LLC	Delaware
Alchematrix, Inc.	Delaware
Alfa Aesar (China) Chemical Co. Ltd.	China
Alfa Aesar (Hong Kong) Limited	Hong Kong
Allergon AB	Sweden
Ambion, Inc.	Delaware
APBI Finance Corporation	Delaware
Apogent Finance Company	Delaware
Apogent Holding Company	Delaware
Apogent Technologies Inc.	Wisconsin
Apogent Transition Corp.	Delaware
Apogent U.K. Limited	England
Applied Bioscience International, LLC	Delaware
Applied Biosystems B.V.	Netherlands

NAME	STATE OR JURISDICTION OF ORGANIZATION
Applied Biosystems de Mexico S. de R.L. de C.V.	Mexico
Applied Biosystems International Inc.	Delaware
Applied Biosystems Taiwan LLC	Delaware
Applied Biosystems Trading (Shanghai) Company Ltd.	China
Applied Biosystems, LLC	Delaware
Applied Scientific Corporation	California
App-Tek International Pty Ltd	Australia
ARG Services LLC	Delaware
ASPEX Corporation	Pennsylvania
ATP, LLC	North Carolina
Avances Cientificos de Mexico, S. de R.L. de C.V.	Mexico
Avocado Research Chemicals Limited	England
B.R.A.H.M.S. Biotech GmbH	Germany
B.R.A.H.M.S. GmbH	Germany
B.R.A.H.M.S. UK Ltd	England
BAC BV	Netherlands
BAC IP BV	Netherlands
Barnstead Thermolyne LLC	Delaware
Beijing Phadia Diagnostics Co Ltd	China
Bender MedSystems GmbH	Austria
Biochemical Sciences LLC	Delaware
Bio-Sciences Ltd	Ireland
BioTrove Corporation	Delaware
BioTrove International, Inc.	Delaware
BmT GmbH Laborprodukte	Germany
Brammer Bio Holding Company, LLC	Delaware
Brammer Bio MA, LLC	Delaware
Brammer Bio, LLC	Delaware
Bumi-Sans Sendirian Berhad	Malaysia
CAC Limited	England
Capitol Scientific Products, Inc.	New York
Capitol Vial, Inc.	Alabama

NAME	STATE OR JURISDICTION OF ORGANIZATION
CB Diagnostics AB	Sweden
CB Diagnostics Holding AB	Sweden
CB Diagnostics I AB	Sweden
CCBR (Beijing) Company Limited	China
Cellomics, Inc.	Delaware
CellzDirect, Inc.	Delaware
Center for Clinical and Basic Research A/S	Denmark
CEPH International Corporation	Puerto Rico
Cezanne S.A.S.	France
Chase Scientific Glass, Inc.	Wisconsin
CHK Holdings Inc.	Delaware
Chromacol Limited	England
Clinical Technology Centre (International) Limited	England
Clinical Technology Centre (Ireland) Limited	Ireland
Clintrak Clinical Labeling Services, LLC	Delaware
Clintrak Pharmaceutical Services, LLC	Delaware
Cohesive Technologies (UK) Limited	England
Cohesive Technologies Inc.	Delaware
Columbia Diagnostics, Inc.	Delaware
Combinati Incorporated	Delaware
Compass NeuroHealth, LLC	Florida
Compass Research, LLC	Florida
Compendia Bioscience, Inc.	Michigan
Comtest Limited	England
Consolidated Technologies, Inc.	Wisconsin
Consultores Fisher Scientific Chile Ltd	Chile
Core Informatics UK Ltd.	England
Core Informatics, LLC	Connecticut
CorEvitas, LLC	Delaware
Corrona Intermediate Holdings, Inc.	Delaware
Corrona UK Holdings Limited	England
CTPS LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
DCG Systems G.K.	Japan
D-finitive Technologies, Inc.	South Carolina
Diagnostix Ltd.	Canada
Dionex (Switzerland) AG	Switzerland
Dionex (UK) Limited	England
Dionex Austria GmbH	Austria
Dionex Benelux B.V.	Netherlands
Dionex Canada Ltd.	Canada
Dionex China Limited	Hong Kong
Dionex Corporation	Delaware
Dionex Denmark A/S	Denmark
Dionex Holding GmbH	Germany
Dionex I, LLC	Delaware
Dionex S.A.	France
Dionex S.p.A.	Italy
Dionex Softron GmbH	Germany
Dionex Sweden AB	Sweden
Distribution Solutions International, Inc.	Michigan
Doe & Ingalls Investors, Inc.	Delaware
Doe & Ingalls Limited	Ireland
Doe & Ingalls Management, LLC	Delaware
Doe & Ingalls of California Operating LLC	North Carolina
Doe & Ingalls of Florida Operating LLC	Florida
Doe & Ingalls of Maryland Operating LLC	North Carolina
Doe & Ingalls of Massachusetts Operating LLC	North Carolina
Doe & Ingalls of North Carolina Operating LLC	North Carolina
Doe & Ingalls Properties II, LLC	North Carolina
Doe & Ingalls Properties, LLC	North Carolina
Doublecape Holding Limited	England
Doublecape Limited	England
DPI Newco LLC	Delaware
Drakeside Real Estate Holding Company LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
DSM Pharmaceutical Products, Inc.	Delaware
Duke Scientific Corporation	California
Dynal Biotech Beijing Limited	China
Eagle Holding Company II, LLC	Delaware
eBioscience SAS	France
eBioscience, Ltd	England
EGS Gauging Ltd.	England
EGS Gauging Technical Services Company	Delaware
EP Scientific Products LLC	Delaware
Epsom Glass Industries Limited	England
Erie (GC) Holding Limited	England
Erie Finance 1 Limited	England
Erie Finance 2 Limited	England
Erie Finance Holding Limited	England
Erie Finance Limited	England
Erie Finance LLC	Delaware
Erie GC Holding LLC	Delaware
Erie GC Limited	England
Erie LP Holding LLC	Delaware
Erie Luxembourg LLC	Delaware
Erie N10 LLC	Delaware
Erie N2 LLC	Delaware
Erie N2 UK Limited	England
Erie Scientific Company of Puerto Rico	Delaware
Erie Scientific Hungary Ipari és Szolgáltató Kft	Hungary
Erie Scientific LLC	Delaware
Erie U.K. Limited	England
Erie UK 1 Limited	England
Erie UK 1 LLC	Delaware
Erie UK 2 Limited	England
Erie UK 3 Limited	England
Erie UK 4 Limited	England

NAME	STATE OR JURISDICTION OF ORGANIZATION
Erie UK 5 Limited	England
Erie UK 6 Limited	England
Erie UK Holding Company	Delaware
Erie UK Senior Holding Limited	England
Erie US II LLC	Delaware
Erie US III LLC	Delaware
European Laboratory Holdings Limited	Ireland
Eutech Instruments Pte Ltd.	Singapore
Ever Ready Thermometer Co., Inc.	Wisconsin
Evidera Access Consulting Ltd	England
Evidera Holdings Ltd	England
Evidera Ltd	England
Evidera, Inc.	Delaware
Excel PharmaStudies Inc.	Cayman Islands
FB2 Blocker, LLC	Delaware
FEI Asia Pacific Co., Ltd.	China
FEI Australia Pty Ltd	Australia
FEI Company	Oregon
FEI Company Japan Ltd.	Japan
FEI Company of USA (S.E.A.) Pte Ltd.	Singapore
FEI CPD B.V.	Netherlands
FEI Deutschland GmbH	Germany
FEI EFA International Pte. Ltd.	Singapore
FEI EFA, Inc.	Delaware
FEI Electron Optics B.V.	Netherlands
FEI Electron Optics International B.V.	Netherlands
FEI Europe B.V.	Netherlands
FEI France SAS	France
FEI Hong Kong Company Limited	Hong Kong
FEI Houston, Inc.	Delaware
FEI Italia Srl	Italy
FEI Korea Ltd.	Korea

NAME	STATE OR JURISDICTION OF ORGANIZATION
FEI Melbourne Pty Ltd.	Australia
FEI Microscopy Solutions Ltd	Israel
FEI SAS	France
FEI Saudi Arabia LLC	Saudi Arabia
FEI Technologies, Inc.	Oregon
FEI Technology de Mexico S.A. de C.V.	Mexico
FEI Trading (Shanghai) Co., Ltd.	China
FEI UK Limited	England
Fermentas China Co., Ltd	China
Fermentas Inc.	Maryland
FHP LLC	Delaware
Fiberlite Centrifuge LLC	Delaware
Finesse Scientific Equipment (Shanghai) Co., Ltd.	China
Finesse Solutions, Inc.	Delaware
Fisher Alder S. de R.L. de C.V.	Mexico
Fisher Bermuda Holdings Limited	Bermuda
Fisher Bioblock Holding II SNC	France
Fisher BioPharma Services (India) Private Limited	India
Fisher BioSciences Japan G.K.	Japan
Fisher BioServices Inc.	Virginia
Fisher Bioservices Netherlands B.V.	Netherlands
Fisher Canada Holding ULC 1	Canada
Fisher Canada Holding ULC 2	Canada
Fisher Canada Holding ULC 3	Canada
Fisher Clinical Logistics LLC	Delaware
Fisher Clinical Services (Beijing) Co., Ltd.	China
Fisher Clinical Services (Bristol), LLC	Delaware
Fisher Clinical Services (Colombia) LLC	Delaware
Fisher Clinical Services (Korea) Co., Ltd	Korea
Fisher Clinical Services (Mexico) LLC	Delaware
Fisher Clinical Services (Peru) LLC	Delaware
Fisher Clinical Services (Suzhou) Co., Ltd.	China

NAME	STATE OR JURISDICTION OF ORGANIZATION
Fisher Clinical Services Colombia S.A.S.	Colombia
Fisher Clinical Services GmbH	Germany
Fisher Clinical Services GmbH	Switzerland
Fisher Clinical Services Inc.	Pennsylvania
Fisher Clinical Services Japan K.K.	Japan
Fisher Clinical Services Latin America S.R.L.	Argentina
Fisher Clinical Services Limited Liability Company	Russia
Fisher Clinical Services Mexico, S. de R.L. de C.V.	Mexico
Fisher Clinical Services Peru S.R.L	Peru
Fisher Clinical Services Pte Ltd.	Singapore
Fisher Clinical Services Rheinfelden GmbH	Germany
Fisher Clinical Services U.K. Limited	England
Fisher CLP Holding Limited Partnership	Canada
Fisher Emergo B.V.	Netherlands
Fisher Hamilton China Inc.	Delaware
Fisher Hamilton Mexico LLC	Delaware
Fisher Internet Minority Holdings L.L.C.	Delaware
Fisher Luxembourg Danish Holdings SARL	Luxembourg
Fisher Manufacturing (Malaysia) Sdn Bhd	Malaysia
Fisher Maybridge Holdings Limited	England
Fisher Mexico, S. de R.L. de C.V.	Mexico
Fisher Scientific (Austria) GmbH	Austria
Fisher Scientific (Hong Kong) Limited	Hong Kong
Fisher Scientific (M) Sdn Bhd	Malaysia
Fisher Scientific (SEA) Pte. Ltd.	Singapore
Fisher Scientific A/S	Norway
Fisher Scientific AG	Switzerland
Fisher Scientific Australia Pty Limited	Australia
Fisher Scientific Biotech Line ApS	Denmark
Fisher Scientific Brazil Inc.	Delaware
Fisher Scientific Central America Inc.	Delaware
Fisher Scientific Chile Inc.	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Fisher Scientific Colombia Inc.	Delaware
Fisher Scientific Company	Canada
Fisher Scientific Company L.L.C.	Delaware
Fisher Scientific Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica
Fisher Scientific de Mexico S.A.	Mexico
Fisher Scientific Europe Holdings B.V.	Netherlands
Fisher Scientific Germany Beteiligungs GmbH	Germany
Fisher Scientific GmbH	Germany
Fisher Scientific GTF AB	Sweden
Fisher Scientific Holding Company LLC	Delaware
Fisher Scientific Holding HK Limited	Hong Kong
Fisher Scientific Holding U.K., Limited	England
Fisher Scientific Holdings (S) Pte Ltd	Singapore
Fisher Scientific International LLC	Delaware
Fisher Scientific Investments (Cayman), Ltd.	Cayman Islands
Fisher Scientific Ireland Investments Unlimited	Ireland
Fisher Scientific Ireland Limited	Ireland
Fisher Scientific Japan, Ltd.	Japan
Fisher Scientific Jersey Island Limited	Jersey
Fisher Scientific Korea Ltd	Korea
Fisher Scientific Latin America Inc.	Delaware
Fisher Scientific Luxembourg S.a.r.l.	Luxembourg
Fisher Scientific Mexicana, S. de R.L. de C.V.	Mexico
Fisher Scientific Mexico Inc.	Delaware
Fisher Scientific Middle East and Africa Inc.	Delaware
Fisher Scientific Norway AS	Norway
Fisher Scientific Operating Company	Delaware
Fisher Scientific Oxoid Holdings Ltd.	England
Fisher Scientific Oy	Finland
Fisher Scientific Pte. Ltd.	Singapore
Fisher Scientific S.A.S.	France
Fisher Scientific S.L.	Spain

NAME	STATE OR JURISDICTION OF ORGANIZATION
Fisher Scientific SRL	Belgium
Fisher Scientific The Hague II B.V.	Netherlands
Fisher Scientific The Hague III B.V.	Netherlands
Fisher Scientific The Hague V B.V.	Netherlands
Fisher Scientific U.K., Limited	England
Fisher Scientific UK Holding Company 2	England
Fisher Scientific UK Holding Company Limited	England
Fisher Scientific Venezuela Inc.	Delaware
Fisher Scientific Worldwide (Shanghai) Co., Ltd.	China
Fisher Scientific Worldwide Holdings I C.V.	Netherlands
Fisher Scientific Worldwide Inc.	Delaware
Fisher Scientific, spol. S.r.o	Czech Republic
Fisher Scientific, Unipessoal, Lda.	Portugal
Fisher Servicios Clinicos (Chile) LLC	Delaware
Fisher Servicios Clinicos Chile Ltda	Chile
Fisher Worldwide Gene Distribution SPV	Cayman Islands
Fisher WWD Holding L.L.C.	Delaware
FRC Holding Inc., V	Delaware
FS Casa Rocas Holdings LLC	Delaware
FS Mexicana Holdings LLC	Delaware
FSI Receivables Company LLC	Delaware
FSII Sweden Holdings AB	Sweden
FSII Sweden Holdings I AB	Sweden
FSII Sweden Holdings II AB	Sweden
FSIR Holdings (UK) Limited	England
FSIR Holdings (US) Inc.	Delaware
FSUK Holdings Limited	England
FSWH Company LLC	Delaware
FSWH I LLC	Delaware
FSWH II LLC	Delaware
FSWH International Holdings LLC	Delaware
Fuji Partnership	Japan

NAME	STATE OR JURISDICTION OF ORGANIZATION
G & M Procter Limited	Scotland
G V Instruments Limited	England
General Scientific Company Sdn Bhd (M)	Malaysia
Ginkgo Parc SA	Belgium
Gold Cattle Standard Testing Labs, Inc.	Texas
Golden West Indemnity Company Limited	Bermuda
Goring Kerr Detection Limited	England
Greenbird Limited	Cyprus
GV Instruments Inc	Delaware
Hangar 215, Inc.	Delaware
Health iQ Limited	England
HealthUnlocked Holdings Limited	England
Helmet Securities Limited	England
Henogen SRL	Belgium
HighChem s.r.o.	Slovakia
Hybaid Limited	England
HyClone International Trade (Tianjin) Co., Ltd	China
I.Q. (BIO) Limited	England
Indigo Merger Subsidiary Inc.	Delaware
Inel Inc.	Delaware
Inel SAS	France
InnaPhase Limited	England
IntegenX Ltd	England
IntegenX, Inc.	California
Intrinsic BioProbes, Inc.	Arizona
Invitrogen (Shanghai) Investment Co., Ltd.	China
Invitrogen Argentina SA	Argentina
Invitrogen BioServices India Private Limited	India
Invitrogen Europe Limited	Scotland
Invitrogen Finance Corporation	Delaware
Invitrogen Holdings Limited	Scotland
Invitrogen Holdings LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Invitrogen Hong Kong Limited	Hong Kong
Invitrogen IP Holdings, Inc.	Delaware
Invitrogen Trading (Shanghai) Co., Ltd.	China
Ion Torrent Systems, Inc.	Delaware
Jaguar (Barbados) Finance SRL	Barbados
Jaguar Holding Company I, LLC	Delaware
Jaguar Holding Company II	Delaware
Jouan Limited	England
Jouan LLC	Delaware
Kendro Containment & Services Limited	England
Kendro Laboratory Products Ltd	England
Kettlebrook Insurance Co. ltd.	Hawaii
Kyle Jordan Investments LLC	Delaware
Lab-Chrom-Pack LLC	New York
Lab-Line Instruments, Inc.	Delaware
Labomex MBP, S. de R. L. De C.V.	Mexico
Laboratoire Service International - L.S.I	France
Laboratory Management Systems, Inc.	Delaware
Laboratory Specialties Proprietary Ltd.	South Africa
LambTrack Limited	England
La-Pha-Pack GmbH	Germany
Laser Analytical Systems, Inc.	California
Liberty Lane Investment LLC	Delaware
Liberty Lane Real Estate Holding Company LLC	Delaware
Life Sciences International Holdings BV	Netherlands
Life Sciences International Limited	England
Life Sciences International LLC	Delaware
Life Technologies AS	Norway
Life Technologies BPD UK Limited	England
Life Technologies Brasil Comercio e Industria de Produtos para Biotecnologia Ltda	Brazil
Life Technologies Chile SpA	Chile
Life Technologies Clinical Services Lab, Inc.	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Life Technologies Co., Ltd.	Taiwan
Life Technologies Corporation	Delaware
Life Technologies Czech Republic s.r.o.	Czech Republic
Life Technologies Europe B.V.	Netherlands
Life Technologies Finance Ltd.	Scotland
Life Technologies GmbH	Germany
Life Technologies Holdings PTE Ltd.	Singapore
Life Technologies Inc.	Canada
Life Technologies Japan Ltd.	Japan
Life Technologies Limited	Scotland
Life Technologies Limited	Hong Kong
Life Technologies Magyarorszag Kft	Hungary
Life Technologies Norway Investments US LLC	Delaware
Life Technologies Polska Sp z.o.o.	Poland
Life Technologies s.r.o	Slovakia
Life Technologies SA	Spain
Life Technologies SAS	France
Limited Liability Company Contract Research Organisation Innopharm	Ukraine
Limited Liability Company PPD Development (Smolensk)	Russia
LLC PPD Ukraine	Ukraine
Loftus Furnace Company	Pennsylvania
Lomb Scientific (Aust) Pty Limited	Australia
LTC Tech South Africa PTY Ltd.	South Africa
Marketbase International Limited	Hong Kong
MarqMetrix, Inc	Washington
Matrix MicroScience Inc.	Delaware
Matrix Microscience Limited	England
Matrix Technologies Corporation Limited	England
Matrix Technologies LLC	Delaware
Maybridge Chemical Holdings Limited	England
Maybridge Limited	England
Medical Analysis Systems International, Inc.	California

NAME	STATE OR JURISDICTION OF ORGANIZATION
Medical Analysis Systems, Inc.	Delaware
Medical Centre Synexus Sofia EOOD	Bulgaria
Medical Diagnostics Systems, Inc.	California
MediciGroup, Inc.	Pennsylvania
Medimix Latam Pesquisa de Mercado Ltda	Brazil
Mesa Biotech LLC	Delaware
Metavac LLC	Delaware
Microgenics B.V. & Co. KG	Germany
Microgenics Corporation	Delaware
MLS ACQ, Inc.	Delaware
Molecular BioProducts, Inc.	California
Molecular Probes, Inc.	Oregon
Molecular Transfer, Inc.	Delaware
Nalge Nunc International (Monterrey) LLC	Delaware
Nalge Nunc International Corporation	Delaware
NanoDrop Technologies LLC	Delaware
NAPCO, Inc.	Connecticut
National Scientific Company	Wisconsin
Navaho Acquisition Corp.	Delaware
NERL Diagnostics LLC	Wisconsin
NeuroHealth, Inc.	Florida
New FS Holdings Inc.	Delaware
NewcoGen PE, LLC	Delaware
Niton Asia Limited	Hong Kong
NovaWave Technologies, Inc.	California
Nunc A/S	Denmark
Odyssey Holdings Corporation	Delaware
Odyssey Holdings LLC	Delaware
Odyssey Luxembourg IP Holdings 1 S.à r.l.	Luxembourg
Odyssey Luxembourg IP Holdings 2 S.à r.l.	Luxembourg
Odyssey Venture Corporation	Delaware
Oncomine India Private Limited	India

NAME	STATE OR JURISDICTION OF ORGANIZATION
Oncomine K.K.	Japan
Oncomine Limited	England
Oncomine LLC	Delaware
Oncomine Molecular Inc.	Delaware
Oncomine Molecular, S.L	Spain
Oncomine Pte. Ltd	Singapore
Oncomine S.r.l	Italy
Oncomine ULC	Canada
One Lambda, Inc	California
Onix Holdings Limited	England
ONIX Systems Inc.	Delaware
Optimal Research, LLC	Maryland
Orion Acquisition AB	Sweden
Owl Separation Systems LLC	Wisconsin
Oxoid (ELY) Limited	England
Oxoid 2000 Limited	England
Oxoid Australia Pty. Limited	Australia
Oxoid Company	Canada
Oxoid Deutschland GmbH	Germany
Oxoid Holding SAS	France
Oxoid Holdings Limited	England
Oxoid Inc.	Delaware
Oxoid International Limited	England
Oxoid Investments GmbH	Germany
Oxoid Limited	England
Oxoid Limited	Ireland
Oxoid NV	Belgium
Oxoid Pension Trustees Limited	England
Oxoid Senior Holdings Limited	England
Oxoid UKH LLC	Delaware
Pacific Rim Far East Industries LLC	Delaware
Pacific Rim Investment, LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Panomics, L.L.C.	California
Pasteur U.S. Corporation	Delaware
Patheon API Inc.	South Carolina
Patheon API Manufacturing Inc.	South Carolina
Patheon API Services Inc.	South Carolina
Patheon Austria GmbH & Co. KG	Austria
Patheon B.V.	Netherlands
Patheon Banner U.S. Holdings Inc.	Delaware
Patheon Biologics (NJ) LLC	Delaware
Patheon Biologics Australia Pty Ltd	Australia
Patheon Biologics B.V.	Netherlands
Patheon Biologics LLC	Delaware
Patheon Calculus Merger LLC	Delaware
Patheon Development Services Inc.	Delaware
Patheon France SAS	France
Patheon Holdings B.V.	Netherlands
Patheon Holdings I B.V.	Netherlands
Patheon Holdings II B.V.	Netherlands
Patheon Holdings SAS	France
Patheon I B.V.	Netherlands
Patheon I Holding GmbH	Austria
Patheon Inc.	Canada
Patheon Italia S.p.A.	Italy
Patheon KK	Japan
Patheon Life Science Products International GmbH	Austria
Patheon Logistics Switzerland GmbH	Switzerland
Patheon Manufacturing Services LLC	Delaware
Patheon Pharmaceuticals Inc.	Delaware
Patheon Pharmaceuticals Services Inc.	Delaware
Patheon Puerto Rico Acquisitions Corporation	Puerto Rico
Patheon Puerto Rico, Inc.	Puerto Rico
Patheon Regensburg GmbH	Germany

NAME	STATE OR JURISDICTION OF ORGANIZATION
Patheon Softgels B.V.	Netherlands
Patheon Softgels Inc.	Delaware
Patheon U.S. Holdings Inc.	Delaware
Patheon U.S. Holdings LLC	Delaware
Patheon UK Limited	England
Patheon UK Pension Trustees Limited	England
PAX – DSI Acquisition LLC	Delaware
Pelican Acquisition Corporation	Delaware
PeproTech Asia Ltd	Israel
PeproTech BioTech (Suzhou) Co., Ltd.	China
PeproTech EC Ltd.	England
PeproTech France	France
PeproTech GmbH	Germany
PeproTech Korea	Korea
PeproTech, Inc.	New Jersey
Perbio Science (Canada) Company	Canada
Perbio Science AB	Sweden
Perbio Science France SAS	France
Perbio Science International Netherlands B.V.	Netherlands
Perbio Science Sweden Holdings AB	Sweden
Perbio Science UK Limited	England
Perbio Science, Inc.	Delaware
Percivia LLC	Delaware
Phadia AB	Sweden
Phadia Diagnosticos Ltda	Brazil
Phadia GmbH	Germany
Phadia Holding AB	Sweden
Phadia International Holdings LP	England
Phadia International LLC	Delaware
Phadia Real Property AB	Sweden
Phadia s.r.o.	Czech Republic
Phadia Taiwan Inc.	Taiwan

NAME	STATE OR JURISDICTION OF ORGANIZATION
Phadia US Inc.	Delaware
Phadia US Market Holdings LLC	Delaware
Pharmacaps Mexicana S.A. de C.V.	Mexico
Pharmaceutical Product Development South Africa (Proprietary) Ltd	South Africa
Pharmaceutical Product Development Spain SL	Spain
Pharmaceutical Product Development, LLC	Delaware
Pharmaco Investments, Inc.	Delaware
PharmaFluidics NV	Belgium
Phitonex, Inc.	North Carolina
picoSpin, LLC	Colorado
Pierce Biotechnology, Inc.	Delaware
Pierce Milwaukee Holding Corp.	Delaware
Pierce Milwaukee, Inc.	Delaware
Power Sweden Holdings I AB	Sweden
Power Sweden Holdings II AB	Sweden
PPD (Netherlands) B.V.	Netherlands
PPD (Netherlands) LLC	Delaware
PPD Aeronautics Corporation	Delaware
PPD Aeronautics, LLC	North Carolina
PPD Argentina S.A.	Argentina
PPD Australia Pty Limited	Australia
PPD Bulgaria EOOD	Bulgaria
PPD Canada	Canada
PPD Colombia S.A.S	Colombia
PPD CT Investments LLP	England
PPD Czech Republic S.R.O.	Czech Republic
PPD Development (HK) Limited	Hong Kong
PPD Development (S) Pte. Ltd.	Singapore
PPD Development (Thailand) Co., Ltd.	Thailand
PPD Development Ireland Limited	Ireland
PPD Development, L.P.	Delaware
PPD do Brasil- Suporte a Pesquisa Clinica Ltd	Brazil

NAME	STATE OR JURISDICTION OF ORGANIZATION
PPD France SAS	France
PPD Germany GmbH	Germany
PPD Germany GmbH & Co. KG	Germany
PPD Global Central Labs (S) Pte. Ltd.	Singapore
PPD Global Central Labs BV	Belgium
PPD Global Central Labs, LLC	Kentucky
PPD Global Ltd.	England
PPD GP, LLC	Delaware
PPD Holdings, LLC	Delaware
PPD Hrvatska d.o.o.	Croatia
PPD Hungary Research and Development Ltd.	Hungary
PPD International Holdings (UK) Ltd	England
PPD International Holdings GmbH	Germany
PPD International Holdings, Inc. y Compania Limitada	Chile
PPD International Holdings, LLC	Delaware
PPD International Investments Limited	England
PPD Investigator Services, LLC	Delaware
PPD Italy S.r.l	Italy
PPD Laboratories (Suzhou) Co., Ltd.	China
PPD Latvia SIA	Latvia
PPD Mexico S.A. de C.V.	Mexico
PPD Netherlands International LLC	Delaware
PPD Peru S.A.C.	Peru
PPD Pharmaceutical Development (Beijing) Co., Ltd.	China
PPD Pharmaceutical Development India Private Limited	India
PPD Pharmaceutical Development Japan K.K.	Japan
PPD Pharmaceutical Development Philippines Corp.	Philippines
PPD Pharmaceutical Development Vietnam Company Limited	Vietnam
PPD Poland Sp.Z o.o.	Poland
PPD Romania SRL	Romania
PPD Scandinavia AB	Sweden
PPD Serbia D.O.O. Beograd	Serbia

NAME	STATE OR JURISDICTION OF ORGANIZATION
PPD Services, Inc.	North Carolina
PPD Slovak Republic s.r.o.	Slovak Republic
PPD Switzerland GmbH	Switzerland
PPD UK Holdings Limited	England
PPD Vaccines and Biologics, LLC	Pennsylvania
PPD, Inc.	Delaware
PPD-SNBL K.K.	Japan
Pregistry Holdings Limited	England
Pregistry, LLC	Delaware
Princeton Gamma-Tech Instruments LLC	Delaware
Prionics France SAS	France
Prionics Lelystad B.V.	Netherlands
Prionics USA Inc.	Delaware
Priority Air Express Pte. Ltd.	Singapore
Priority Air Express UK Limited	England
Priority Air Express, LLC	Delaware
Priority Air Holdings Corp	Delaware
Proxeon Biosystems ApS	Denmark
Quebec B.V.	Netherlands
Quebec Court B.V.	Netherlands
Remel Europe Limited	England
Remel Inc.	Wisconsin
REP GBP I-B Blocker, Inc.	Delaware
River Ventures, LLC	North Carolina
Robbins Scientific LLC	California
Robocon Labor- und Industrieroboter Gesellschaft m.b.H	Austria
S.C.I. du 10 rue Dugay Trouin	France
Samco Scientific (Monterrey) LLC	Delaware
Samco Scientific LLC	Delaware
Saroph Sweden AB	Sweden
Schantz Road LLC	Pennsylvania
SCI Inno 92	France

NAME	STATE OR JURISDICTION OF ORGANIZATION
Seradyn Inc.	Delaware
Shanghai Life Technologies Biotechnology Co. Limited	China
Shanghai Thermo Fisher (C-I) Trading Co. Ltd	China
Shanghai Thermo Fisher (S) Trading Co. Ltd	China
Shorecloud Corporation	Philippines
Southern Trials (Pty) Ltd.	South Africa
Specialty (SMI) Inc.	California
Spectra-Physics AB	Sweden
Spectra-Physics Holdings Limited	England
Spectra-Physics Holdings USA, LLC	Delaware
Staten Island Cogeneration Corporation	New York
STC Bio Manufacturing, Inc.	Illinois
Sterilin Limited	England
Stokes Bio Ltd.	Ireland
SwissAnalytic Group GmbH	Switzerland
Synexus Bulgaria EOOD	Bulgaria
Synexus Clinical Research Acquisitions Limited	England
Synexus Clinical Research GmbH	Germany
Synexus Clinical Research Limited	England
Synexus Clinical Research Midco No1 Limited	England
Synexus Clinical Research South Africa (Pty) Limited	South Africa
Synexus Clinical Research Topco Limited	England
Synexus Clinical Research US, Inc.	Arizona
Synexus Compass, Inc. (fmr. Synarc Inc.)	Delaware
Synexus Czech s.r.o.	Czech Republic
Synexus Limited	England
Synexus Magyarorszg Egszsggyi Szolgltat Korltolt Felelssg Trsasg	Hungary
Synexus Polska Sp. Z o.o	Poland
Synexus Ukraine Limited Liability Company	Ukraine
SystemLink, Inc.	Virginia
Systems Manufacturing Corporation	Delaware
TBS Howard Hill LLC	Vermont

NAME	STATE OR JURISDICTION OF ORGANIZATION
Technology Design Solutions Pty Ltd	Australia
TFLP LLC	Delaware
TFS (Barbados) I Srl	Barbados
TFS Brammer Holding Corporation	Delaware
TFS Breda B.V.	Netherlands
TFS FEI Holding LLC	Delaware
TFS Group Holding I LLC	Delaware
TFS Group Holding II LLC	Delaware
TFS Group Holdings III LLC	Delaware
TFS Group Holdings IV LLC	Delaware
TFS Life Holding LLC	Delaware
TFS LLC	Massachusetts
TFS Singapore HK Limited	Hong Kong
TFS Venture Holdings I LLC	Delaware
TFS Venture Holdings III S.C.S.	Luxembourg
The Binding Site Benelux BV	Belgium
The Binding Site Brasil Comercio De Produtos Para Laboratorio Ltda.	Brazil
The Binding Site Corporation Limited	England
The Binding Site Denmark ApS	Denmark
The Binding Site France SAS	France
The Binding Site GmbH	Germany
The Binding Site Group (Shanghai) Trading Co., Ltd.	China
The Binding Site Group Limited	England
The Binding Site Group Limited	Jordan
The Binding Site Holding GmbH	Germany
The Binding Site Holding Inc.	Delaware
The Binding Site Ireland Limited	Ireland
The Binding Site KK	Japan
The Binding Site Limited	New Zealand
The Binding Site Portugal, Specialist Protein Company, Unip Lda	Portugal
The Binding Site Pte Ltd.	Singapore
The Binding Site Pty Limited	Australia

NAME	STATE OR JURISDICTION OF ORGANIZATION
The Binding Site S. de R.L. de C.V.	Mexico
The Binding Site S.r.l.	Italy
The Binding Site s.r.o.	Czech Republic
The Binding Site Spain (Specialist Protein Company) S.L.	Spain
The Binding Site VT, Inc.	Vermont
The Binding Site, Inc.	California
The Compass Clinic, LLC	Florida
The Nettleton Gate Limited	England
The Thermo Fisher Scientific Phambili Trust	South Africa
Thermedics Detection de Argentina S.R.L	Argentina
Thermo Asset Management Services Inc.	Delaware
Thermo BioAnalysis Limited	England
Thermo BioAnalysis LLC	Delaware
Thermo BioSciences Holdings LLC	Delaware
Thermo Cambridge Limited	England
Thermo Cayman Holdings Ltd.	Cayman Islands
Thermo CIDTEC Inc.	New York
Thermo CN Luxembourg LLC	Delaware
Thermo Corporation	Delaware
Thermo CRS Holdings Ltd.	Canada
Thermo CRS Ltd.	Canada
Thermo Detection de Mexico S. de R.L. de C.V.	Mexico
Thermo DMA Inc.	Texas
Thermo Eberline Holdings I LLC	Delaware
Thermo Eberline Holdings II LLC	Delaware
Thermo Eberline LLC	Delaware
Thermo EGS Gauging LLC	Delaware
Thermo Electron (Calgary) Limited	Canada
Thermo Electron (Chile) S.p.A.	Chile
Thermo Electron (Karlsruhe) GmbH	Germany
Thermo Electron (Management Services) Limited	England
Thermo Electron (Proprietary) Limited	South Africa

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Electron A/S	Denmark
Thermo Electron Australia Pty Limited	Australia
Thermo Electron Export Inc.	Barbados
Thermo Electron Holdings SAS	France
Thermo Electron Industries	France
Thermo Electron LED GmbH	Germany
Thermo Electron LED S.A.S.	France
Thermo Electron Limited	England
Thermo Electron Manufacturing Limited	England
Thermo Electron Metallurgical Services, Inc.	Texas
Thermo Electron North America LLC	Delaware
Thermo Electron Pension Trust GmbH	Germany
Thermo Electron Puerto Rico, Inc.	Puerto Rico
Thermo Electron SAS	France
Thermo Electron Scientific Instruments LLC	Delaware
Thermo Electron Sweden AB	Sweden
Thermo Electron Sweden Forvaltning AB	Sweden
Thermo Electron Weighing & Inspection Limited	England
Thermo Environmental Instruments LLC	California
Thermo Finland Holdings MT1 B.V.	Netherlands
Thermo Finland Holdings MT2 B.V.	Netherlands
Thermo Finnigan LLC	Delaware
Thermo Fisher (Cayman) Holdings I Ltd.	Cayman Islands
Thermo Fisher (Cayman) Holdings II Ltd.	Cayman Islands
Thermo Fisher (China) Analytical Ltd.	China
Thermo Fisher (CN) Luxembourg Holding S.a.r.l. [Domesticated in the State of Delaware under the name of Thermo Fisher (CN) Luxembourg Holding S.a.r.l. LLC]	Luxembourg
Thermo Fisher (CN) Luxembourg S.a.r.l.	Luxembourg
Thermo Fisher (CN) Malta Holdings Limited	Malta
Thermo Fisher (CN-I) Luxembourg LLC	Delaware
Thermo Fisher (CN-II) Luxembourg LLC	Delaware
Thermo Fisher (FEI) Ireland Ltd	Ireland
Thermo Fisher (Gibraltar) II Limited	Gibraltar

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher (Gibraltar) Limited	Gibraltar
Thermo Fisher (Heysham) Limited	England
Thermo Fisher (Kandel) GmbH	Germany
Thermo Fisher Biopharma Services (Hangzhou) Ltd.	China
Thermo Fisher Biopharma Services Pte. Ltd.	Singapore
Thermo Fisher Bioprocessing Research and Development (Shanghai) Co., Ltd.	China
Thermo Fisher China Business Trust	China
Thermo Fisher CHK Holding LLC	Delaware
Thermo Fisher Clinical Switzerland Holding LLC	Delaware
Thermo Fisher CM II LLC	Delaware
Thermo Fisher Detection Mexico LLC	Delaware
Thermo Fisher Diagnostics (Ireland) Limited	Ireland
Thermo Fisher Diagnostics AB	Sweden
Thermo Fisher Diagnostics AG	Switzerland
Thermo Fisher Diagnostics Aps	Denmark
Thermo Fisher Diagnostics AS	Norway
Thermo Fisher Diagnostics Austria GmbH	Austria
Thermo Fisher Diagnostics B.V.	Netherlands
Thermo Fisher Diagnostics CZ s.r.o.	Czech Republic
Thermo Fisher Diagnostics GmbH	Germany
Thermo Fisher Diagnostics K.K.	Japan
Thermo Fisher Diagnostics Limited	England
Thermo Fisher Diagnostics NV	Belgium
Thermo Fisher Diagnostics Oy	Finland
Thermo Fisher Diagnostics S.p.A.	Italy
Thermo Fisher Diagnostics SAS	France
Thermo Fisher Diagnostics sp. z o.o	Poland
Thermo Fisher Diagnostics, S.L.U.	Spain
Thermo Fisher Diagnostics, Sociedade Unipessoal Lda	Portugal
Thermo Fisher Electronic Technology Research and Development (Shanghai) Co., Ltd	China
Thermo Fisher Eurobonds Ltd.	Cayman Islands
Thermo Fisher Financial Services B.V.	Netherlands

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Financial Services Inc.	Delaware
Thermo Fisher German Holdings LLC	Delaware
Thermo Fisher Germany B.V.	Netherlands
Thermo Fisher GP LLC	Delaware
Thermo Fisher India Holding B.V.	Netherlands
Thermo Fisher Insurance Holdings Inc.	Delaware
Thermo Fisher Insurance Holdings LLC	Delaware
Thermo Fisher Investments (Cayman) LLC	Delaware
Thermo Fisher Investments (Cayman) Ltd.	Cayman Islands
Thermo Fisher Israel Ltd.	Israel
Thermo Fisher Project Cyprus LLC	Delaware
Thermo Fisher RE I Corporation	Delaware
Thermo Fisher RE II Corporation	Delaware
Thermo Fisher Scientific (Asheville) LLC	Delaware
Thermo Fisher Scientific (Breda) Holding BV	Netherlands
Thermo Fisher Scientific (Bremen) GmbH	Germany
Thermo Fisher Scientific (Cayman) LLC	Delaware
Thermo Fisher Scientific (CH EQ) LLC	Delaware
Thermo Fisher Scientific (CH) 1 LLC	Delaware
Thermo Fisher Scientific (CH) 2 LLC	Delaware
Thermo Fisher Scientific (China) Co., Ltd.	China
Thermo Fisher Scientific (China) Holding Limited	England
Thermo Fisher Scientific (China-HK) Holding Limited	Hong Kong
Thermo Fisher Scientific (CP1) Limited	England
Thermo Fisher Scientific (CP2) Limited	England
Thermo Fisher Scientific (DE) Holding S.a.r.l.	Luxembourg
Thermo Fisher Scientific (DPI) Limited Partnership	Canada
Thermo Fisher Scientific (Ecublens) SARL	Switzerland
Thermo Fisher Scientific (FCS) Holding LLC	Delaware
Thermo Fisher Scientific (Finance I) B.V.	Netherlands
Thermo Fisher Scientific (Finance I) S.a.r.l.	Luxembourg
Thermo Fisher Scientific (Finance II) S.a.r.l.	Luxembourg

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific (Finance III) LLC	Delaware
Thermo Fisher Scientific (Finance III) S.a.r.l.	Luxembourg
Thermo Fisher Scientific (Fuji) LLC	Delaware
Thermo Fisher Scientific (Guangzhou) Biotechnology Co., Ltd.	China
Thermo Fisher Scientific (Guangzhou) Co., Ltd	China
Thermo Fisher Scientific (Holding II) B.V. & Co. KG	Germany
Thermo Fisher Scientific (Hong Kong) Limited	Hong Kong
Thermo Fisher Scientific (IVGN) B.V.	Netherlands
Thermo Fisher Scientific (IVGN) Holding LLC	Delaware
Thermo Fisher Scientific (IVGN) Limited	Hong Kong
Thermo Fisher Scientific (IVGN) Luxembourg S.a.r.l.	Luxembourg
Thermo Fisher Scientific (Johannesburg) (Proprietary) Limited	South Africa
Thermo Fisher Scientific (Luxembourg) II Holdings S.a.r.l.	Luxembourg
Thermo Fisher Scientific (Luxembourg) II S.a.r.l.	Luxembourg
Thermo Fisher Scientific (Mexico City) LLC	Delaware
Thermo Fisher Scientific (Milwaukee) LLC	Delaware
Thermo Fisher Scientific (Mississauga) Inc.	Canada
Thermo Fisher Scientific (Monterrey), S. De R.L. De C.V.	Mexico
Thermo Fisher Scientific (NK) LLC	Delaware
Thermo Fisher Scientific (OLI) 1 Limited	England
Thermo Fisher Scientific (OLI) 2 Limited	England
Thermo Fisher Scientific (OLI) 3 Limited	England
Thermo Fisher Scientific (OLI) 3 LLC	Delaware
Thermo Fisher Scientific (OLI) Limited	England
Thermo Fisher Scientific (OLI) LLC	Delaware
Thermo Fisher Scientific (OLI) LP	Canada
Thermo Fisher Scientific (OLI) UK Limited	England
Thermo Fisher Scientific (Panama) B.V.	Netherlands
Thermo Fisher Scientific (Panama) Dutch LLC	Delaware
Thermo Fisher Scientific (Panama) II B.V.	Netherlands
Thermo Fisher Scientific (PN) UK Limited Partnership	England
Thermo Fisher Scientific (PN) UK LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific (PN1) UK Ltd	England
Thermo Fisher Scientific (PN-I) SRL	Barbados
Thermo Fisher Scientific (PN-II) SRL	Barbados
Thermo Fisher Scientific (PN-III) SRL	Barbados
Thermo Fisher Scientific (Praha) s.r.o.	Czech Republic
Thermo Fisher Scientific (Real Estate 1) GmbH & Co. KG	Germany
Thermo Fisher Scientific (Real Estate 1) S.a.r.l.	Luxembourg
Thermo Fisher Scientific (Schweiz) AG	Switzerland
Thermo Fisher Scientific (Shanghai) Instruments Co., Ltd.	China
Thermo Fisher Scientific (Shanghai) Management Co., Ltd.	China
Thermo Fisher Scientific (Shanghai) Supply Chain Management Co., Ltd	China
Thermo Fisher Scientific (Suzhou) Instruments Co., Ltd	China
Thermo Fisher Scientific (Suzhou) Research and Development Co., Ltd.	China
Thermo Fisher Scientific (Thailand) Co., Ltd.	Thailand
Thermo Fisher Scientific Africa Proprietary Ltd	South Africa
Thermo Fisher Scientific AL-1 LLC	Delaware
Thermo Fisher Scientific Aquasensors LLC	Delaware
Thermo Fisher Scientific Asset Management 1 GmbH	Germany
Thermo Fisher Scientific Asset Management 2 GmbH	Germany
Thermo Fisher Scientific AU C.V.	Netherlands
Thermo Fisher Scientific AU II Limited	England
Thermo Fisher Scientific AU Limited	England
Thermo Fisher Scientific AU LLC	Delaware
Thermo Fisher Scientific Australia Pty Ltd	Australia
Thermo Fisher Scientific B.V.	Netherlands
Thermo Fisher Scientific Baltics UAB	Lithuania
Thermo Fisher Scientific Beteiligungsverwaltungs GmbH	Germany
Thermo Fisher Scientific BHK (I) Limited	Hong Kong
Thermo Fisher Scientific BHK (II) Limited	Hong Kong
Thermo Fisher Scientific Biosciences Corp.	Canada
Thermo Fisher Scientific Blade I Limited	England
Thermo Fisher Scientific Blade II Limited	England

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific Blade III Limited	England
Thermo Fisher Scientific Blade IV Limited	England
Thermo Fisher Scientific Blade V Limited	England
Thermo Fisher Scientific Blade VI Limited	England
Thermo Fisher Scientific Blade VII Limited	England
Thermo Fisher Scientific BLG Limited	England
Thermo Fisher Scientific Brahms LLC	Delaware
Thermo Fisher Scientific Brasil Instrumentos de Processo Ltda.	Brazil
Thermo Fisher Scientific Brasil Serviços de Logística Ltda	Brazil
Thermo Fisher Scientific Brno s.r.o.	Czech Republic
Thermo Fisher Scientific Brussels BV	Belgium
Thermo Fisher Scientific BV	Belgium
Thermo Fisher Scientific C.F. GmbH	Germany
Thermo Fisher Scientific C.V.	Netherlands
Thermo Fisher Scientific Canada Financing 1 ULC	Canada
Thermo Fisher Scientific Canada Financing 2 ULC	Canada
Thermo Fisher Scientific Canada Holdings LLC	Delaware
Thermo Fisher Scientific Cayman Investments LLC	Delaware
Thermo Fisher Scientific Chemicals Inc.	Delaware
Thermo Fisher Scientific China (C-I) LLC	Delaware
Thermo Fisher Scientific China (S) LLC	Delaware
Thermo Fisher Scientific China Holdings I B.V.	Netherlands
Thermo Fisher Scientific China Holdings II B.V.	Netherlands
Thermo Fisher Scientific China Holdings III B.V.	Netherlands
Thermo Fisher Scientific China Holdings IV B.V.	Netherlands
Thermo Fisher Scientific CHK Senior Holdings LLC	Delaware
Thermo Fisher Scientific CHN Holding Limited	England
Thermo Fisher Scientific Chromatography Holdings Aps	Denmark
Thermo Fisher Scientific Chromatography Holdings S.à r.l.	Luxembourg
Thermo Fisher Scientific Clinical Services Ireland Limited	Ireland
Thermo Fisher Scientific CMN LLC	Delaware
Thermo Fisher Scientific CN Holding LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific Colombia S.A.S.	Colombia
Thermo Fisher Scientific Cork Ltd	Ireland
Thermo Fisher Scientific Cyprus I Ltd	Cayman Islands
Thermo Fisher Scientific Cyprus II Ltd	Cayman Islands
Thermo Fisher Scientific Cyprus III Ltd	Cayman Islands
Thermo Fisher Scientific Denmark Senior Holdings ApS	Denmark
Thermo Fisher Scientific Dutch Holdings B.V.	Netherlands
Thermo Fisher Scientific Dutch Holdings II B.V.	Netherlands
Thermo Fisher Scientific Dutch Senior Holdings B.V.	Netherlands
Thermo Fisher Scientific eCommerce Solutions, LLC	Delaware
Thermo Fisher Scientific EMEA Limited	Ireland
Thermo Fisher Scientific Erie 1 Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific Erie Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific Erie Financing S.a r.l	Luxembourg
Thermo Fisher Scientific Falcon Senior Holdings Inc.	Delaware
Thermo Fisher Scientific FCS Limited	England
Thermo Fisher Scientific FCS Switzerland Holdings GmbH	Switzerland
Thermo Fisher Scientific Flagship I LLC	Delaware
Thermo Fisher Scientific Flagship II LLC	Delaware
Thermo Fisher Scientific FLC B.V.	Netherlands
Thermo Fisher Scientific FLC Hong Kong Limited	Hong Kong
Thermo Fisher Scientific FLC II B.V. [Domesticated in the State of Delaware under the name of Thermo Fisher Scientific FLC II B.V.]	Netherlands
Thermo Fisher Scientific FLC LLC	Delaware
Thermo Fisher Scientific FSIR Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific FSIR Financing S.a.r.l.	Luxembourg
Thermo Fisher Scientific FSIR Holdings (UK) Financing Limited	England
Thermo Fisher Scientific FSUKHCO Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific GCL Limited	England
Thermo Fisher Scientific GCL LLC	Delaware
Thermo Fisher Scientific GCL2 Limited	Delaware
Thermo Fisher Scientific GENEART GmbH	Germany
Thermo Fisher Scientific Germany BV & Co. KG	Germany

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific GmbH	Germany
Thermo Fisher Scientific Holdings (Cayman) I	Cayman Islands
Thermo Fisher Scientific Holdings (Cayman) II	Cayman Islands
Thermo Fisher Scientific Holdings Europe Limited	England
Thermo Fisher Scientific HR Services Mexico, S. de R.L. de C.V.	Mexico
Thermo Fisher Scientific India Holding LLC	Delaware
Thermo Fisher Scientific India Pvt Ltd	India
Thermo Fisher Scientific Investments (Luxembourg) II S.a.r.l.	Luxembourg
Thermo Fisher Scientific Investments (Luxembourg) S.a.r.l.	Luxembourg
Thermo Fisher Scientific Investments (Sweden) II LLC	Delaware
Thermo Fisher Scientific Investments (Sweden) S.a.r.l.	Luxembourg
Thermo Fisher Scientific Invitrogen Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific Invitrogen Holding 2 LLC	Delaware
Thermo Fisher Scientific IT Services GmbH	Germany
Thermo Fisher Scientific Japan 1 LLC	Delaware
Thermo Fisher Scientific Japan 2 LLC	Delaware
Thermo Fisher Scientific Japan Holdings I B.V.	Netherlands
Thermo Fisher Scientific Japan Holdings I LLC	Delaware
Thermo Fisher Scientific Japan Holdings I LP	Delaware
Thermo Fisher Scientific Japan Holdings II B.V.	Netherlands
Thermo Fisher Scientific Japan Holdings II LLC	Delaware
Thermo Fisher Scientific Japan Holdings II LP	Delaware
Thermo Fisher Scientific Japan Holdings III B.V.	Netherlands
Thermo Fisher Scientific Japan Holdings III LLC	Delaware
Thermo Fisher Scientific Japan Holdings IV LLC	Delaware
Thermo Fisher Scientific Japan Holdings V LLC	Delaware
Thermo Fisher Scientific K.K.	Japan
Thermo Fisher Scientific Korea Ltd.	Korea
Thermo Fisher Scientific Life Canada Holding ULC	Canada
Thermo Fisher Scientific Life Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific Life Financing (Cayman)	Cayman Islands
Thermo Fisher Scientific Life Financing 2 Limited	England

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific Life Financing Limited	England
Thermo Fisher Scientific Life Holding MRP LLC	Delaware
Thermo Fisher Scientific Life Holdings 1 Limited	England
Thermo Fisher Scientific Life Holdings 2 Limited	England
Thermo Fisher Scientific Life Holdings III C.V. LLC	Delaware
Thermo Fisher Scientific Life Holdings Limited	England
Thermo Fisher Scientific Life International Holdings II LP	England
Thermo Fisher Scientific Life Investments II S.à r.l.	Luxembourg
Thermo Fisher Scientific Life Investments IV S.a.r.l	Luxembourg
Thermo Fisher Scientific Life Investments US Financing I LLC	Delaware
Thermo Fisher Scientific Life Investments US Financing II LLC	Delaware
Thermo Fisher Scientific Life Sciences COE Corporation	Delaware
Thermo Fisher Scientific Life Senior Holdings MRP LLC	Delaware
Thermo Fisher Scientific Life Senior Holdings, Inc.	Delaware
Thermo Fisher Scientific Life Tech Korea Holdings LLC	Delaware
Thermo Fisher Scientific Life Technologies Enterprise Holding Limited	England
Thermo Fisher Scientific Life Technologies Investment I LLC	Delaware
Thermo Fisher Scientific Life Technologies Investment II LLC	Delaware
Thermo Fisher Scientific Life Technologies Investment UK I Limited	England
Thermo Fisher Scientific Life Technologies Investment UK II Limited	England
Thermo Fisher Scientific Life Technologies Israel Investment I Limited	England
Thermo Fisher Scientific Life Technologies Israel Investment II Limited	England
Thermo Fisher Scientific Life Technologies Luxembourg Holding LLC	Delaware
Thermo Fisher Scientific Life UK Holdings 2 LP	England
Thermo Fisher Scientific Life UK Holdings LP	England
Thermo Fisher Scientific LSI Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific Luxembourg Enterprise Holdings S.à r.l.	Luxembourg
Thermo Fisher Scientific Luxembourg German Holdings S.a.r.l.	Luxembourg
Thermo Fisher Scientific Luxembourg Life Technologies UK Holding S.à r.l	Luxembourg
Thermo Fisher Scientific Luxembourg Sweden Holdings I S.à r.l	Luxembourg
Thermo Fisher Scientific Luxembourg Sweden Holdings II S.à r.l.	Luxembourg
Thermo Fisher Scientific Luxembourg Venture Holdings I S.a.r.l.	Luxembourg

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific Luxembourg Venture Holdings II S.a.r.l.	Luxembourg
Thermo Fisher Scientific Malaysia Sdn. Bhd.	Malaysia
Thermo Fisher Scientific Matrix Holding Limited	England
Thermo Fisher Scientific Messtechnik GmbH	Germany
Thermo Fisher Scientific Middle East Holdings Inc.	Delaware
Thermo Fisher Scientific Milano Srl	Italy
Thermo Fisher Scientific MRP 1 LLC	Delaware
Thermo Fisher Scientific New Zealand Holdings	New Zealand
Thermo Fisher Scientific New Zealand Limited	New Zealand
Thermo Fisher Scientific NHK Limited	Hong Kong
Thermo Fisher Scientific Norway Holdings AS	Norway
Thermo Fisher Scientific Norway Senior Holding AS	Norway
Thermo Fisher Scientific Norway US Investments LLC	Delaware
Thermo Fisher Scientific Odyssey Financing (Barbados) SRL	Barbados
Thermo Fisher Scientific Odyssey Holding LLC	Delaware
Thermo Fisher Scientific Odyssey Holdings Limited	England
Thermo Fisher Scientific One Limited	England
Thermo Fisher Scientific Operating Company LLC	Delaware
Thermo Fisher Scientific Oy	Finland
Thermo Fisher Scientific Pakistan (Private) Limited	Pakistan
Thermo Fisher Scientific Panama I Cayman Ltd	Cayman Islands
Thermo Fisher Scientific Peprotech Holding LLC	Delaware
Thermo Fisher Scientific Peru S.R.L.	Peru
Thermo Fisher Scientific PN LLC	Delaware
Thermo Fisher Scientific PN2 (Luxembourg) S.à.r.l	Luxembourg
Thermo Fisher Scientific PN2 C.V	Netherlands
Thermo Fisher Scientific PN2 LLC	Delaware
Thermo Fisher Scientific PNM Limited Liability Partnership	England
Thermo Fisher Scientific PNM S.a.r.l	Luxembourg
Thermo Fisher Scientific Powder Finance LLC	Delaware
Thermo Fisher Scientific Powder Financing 2 LLC	Delaware
Thermo Fisher Scientific Powder Holdings 4 LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific Powder Holdings I	Cayman Islands
Thermo Fisher Scientific Powder Holdings II	Cayman Islands
Thermo Fisher Scientific Powder Holdings III	Cayman Islands
Thermo Fisher Scientific Powder Holdings IV	Cayman Islands
Thermo Fisher Scientific Powder LLC	Delaware
Thermo Fisher Scientific Powder SRL	Barbados
Thermo Fisher Scientific Powder UK Holdings Limited	England
Thermo Fisher Scientific Powder UK Senior Holdings Limited	England
Thermo Fisher Scientific Powder US Holdings Corp.	Delaware
Thermo Fisher Scientific Powder US Holdings Limited	England
Thermo Fisher Scientific PPD (OLI) LLC	Delaware
Thermo Fisher Scientific PRB S.a.r.l.	Luxembourg
Thermo Fisher Scientific PSG Corporation	Delaware
Thermo Fisher Scientific Pte. Ltd.	Singapore
Thermo Fisher Scientific Re Ltd.	Bermuda
Thermo Fisher Scientific Remel Luxembourg S.a.r.l.	Luxembourg
Thermo Fisher Scientific Senior Financing LLC	Delaware
Thermo Fisher Scientific Senior Holdings Australia LLC	Delaware
Thermo Fisher Scientific Senior Holdings LP	Canada
Thermo Fisher Scientific Singapore Holdings LLC	Delaware
Thermo Fisher Scientific SL	Spain
Thermo Fisher Scientific Solutions LLC	Korea
Thermo Fisher Scientific South Africa Proprietary Ltd	South Africa
Thermo Fisher Scientific SpA	Italy
Thermo Fisher Scientific Spectra S.a.r.l.	Luxembourg
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg I S.à r.l.	Luxembourg
Thermo Fisher Scientific Spectra-Physics Holdings Luxembourg II S.à r.l.	Luxembourg
Thermo Fisher Scientific Sweden 2 LLC	Delaware
Thermo Fisher Scientific Sweden Holdings LLC	Delaware
Thermo Fisher Scientific Sweden Holdings S.a.r.l	Luxembourg
Thermo Fisher Scientific Switzerland B.V.	Netherlands
Thermo Fisher Scientific Taiwan Co., Ltd.	Taiwan

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Fisher Scientific TDI 2 S.a.r.l.	Luxembourg
Thermo Fisher Scientific TDI S.a.r.l	Luxembourg
Thermo Fisher Scientific TR Limited	Hong Kong
Thermo Fisher Scientific TX LLC	Texas
Thermo Fisher Scientific UK Holding Company Financing Limited	England
Thermo Fisher Scientific US 1 LLC	Delaware
Thermo Fisher Scientific Vector Holdings 2 LLC	Delaware
Thermo Fisher Scientific Vector Holdings LLC	Delaware
Thermo Fisher Scientific Vector Holdings UAB	Lithuania
Thermo Fisher Scientific Vector Senior Holdings I UAB	Lithuania
Thermo Fisher Scientific Vector Senior Holdings II UAB	Lithuania
Thermo Fisher Scientific West Palm Holdings LLC	Delaware
Thermo Fisher Scientific Wissenschaftliche Geräte GmbH	Austria
Thermo Fisher Scientific Worldwide Investments (Cayman)	Cayman Islands
Thermo Fisher Scientific Worldwide Investments (Luxembourg) S.a.r.l.	Luxembourg
Thermo Fisher Scientific Worldwide Investments LLC	Delaware
Thermo Fisher Senior Canada Holdings LLC	Delaware
Thermo Fisher TDI Holding LLC	Delaware
Thermo FLC LP	Delaware
Thermo Foundation, Inc.	Massachusetts
Thermo Gamma-Metrics Holdings Pty Ltd.	Australia
Thermo Gamma-Metrics LLC	Delaware
Thermo Gamma-Metrics Pty Ltd	Australia
Thermo Holding European Operations LLC	Delaware
Thermo Hypersil-Keystone LLC	Delaware
Thermo Instrument Controls de Mexico, S.A. de C.V.	Mexico
Thermo Kevex X-Ray LLC	Delaware
Thermo Keytek LLC	Delaware
Thermo LabSystems Inc.	Massachusetts
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China
Thermo Life Sciences AB	Sweden
Thermo Luxembourg Holding S.a.r.l. [Domesticated in the State of Delaware under the name of Thermo Luxembourg Holding LLC]	Luxembourg

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo Luxembourg S.a.r.l.	Luxembourg
Thermo Luxembourg U.S. S.a.r.l.	Luxembourg
Thermo Measuretech Canada Inc.	Canada
Thermo MF Physics LLC	Delaware
Thermo Neslab LLC	New Hampshire
Thermo Onix Limited	England
Thermo Optek Limited	England
Thermo Orion Inc.	Massachusetts
Thermo Patheon Holdings LLC	Delaware
Thermo Portable Holdings LLC	Delaware
Thermo Power Corporation	Massachusetts
Thermo Process Instruments GP, LLC	Delaware
Thermo Process Instruments, L.P.	Texas
Thermo Projects Limited	England
Thermo Ramsey Italia S.r.l.	Italy
Thermo Ramsey LLC	Massachusetts
Thermo Ramsey S.A.	Spain
Thermo Re, Ltd.	Bermuda
Thermo Scientific Microbiology Pte Ltd.	Singapore
Thermo Scientific Microbiology Sdn Bhd	Malaysia
Thermo Scientific Portable Analytical Instruments Inc.	Delaware
Thermo Scientific Services, Inc.	California
Thermo Securities Corporation	Delaware
Thermo Sentron Canada Inc.	Canada
Thermo Services (Hungary) Kft	Hungary
Thermo Suomi Holding B.V.	Netherlands
Thermo TLH (UK) Limited	England
Thermo TLH L.P.	Delaware
Thermo TLH Luxembourg S.a.r.l.	Luxembourg
Thermo Trace Pty Ltd.	Australia
Thermo USC I LLC	Delaware
Thermo USC II LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Thermo-Fisher Biochemical Product (Beijing) Co., Ltd.	China
ThermoLase LLC	Delaware
TK Partnership (aka Silent Partnership	Japan
TMOI Inc.	Delaware
TPI Real Estate Holdings LLC	Delaware
Trek Diagnostic Systems LLC	Delaware
Trek Diagnostic Systems Ltd.	England
Trek Holding Company II Ltd.	England
Trek Holding Company Ltd.	England
Trex Medical Corporation	Delaware
TSP Holdings I LLC	Delaware
TWX, LLC	Massachusetts
United Diagnostics, Inc.	Delaware
USB Corporation	Ohio
Vestrum Health Inc.	Canada
Vestrum Health, LLC	Delaware
VG Systems Limited	England
Westover Scientific, Inc.	Washington
Wildcat Acquisition Holdings (UK) Limited	England